EQ ADVISORS TRUSTSM

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

SUPPLEMENT DATED FEBRUARY 28, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus dated May 1, 2013, as supplemented of the EQ/AXA Franklin Small Cap Value Core Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at
www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the Portfolio Managers for the Portfolio.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2013, as supplemented May 1, 2013, June 21, 2013, August 14, 2013, September 13, 2013, January 2, 2014, January 17, 2014, January 29, 2014, January 30, 2014, February 21, 2014 and February 28, 2014; and Statement of Additional Information (“SAI”), dated May 1, 2013, as supplemented October 7, 2013, October 18, 2013, January 2, 2014, and February 28, 2014, and the Portfolio‘s audited financial statements included in its annual report to shareholders dated December 31, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Information Regarding

EQ/AXA Franklin Small Cap Value Core Portfolio

The table in the section of the Prospectus entitled: “Who Manages the Portfolio – Adviser: BlackRock Investment Management, LLC. (“BlackRock”)” is deleted in its entirety and replaced with the information below:

Name	Title	Date Began Managing the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012
Alan Mason	Managing Director and Portfolio Manager of BlackRock	March 2014

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